EXECUTION COPY

                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned stockholder (the "Stockholder") of Surgica Corporation, a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints Protein Polymer Technologies, Inc., a Delaware corporation ("Purchaser"), as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein (to the full extent that the undersigned is entitled to do so) with respect to (i) the outstanding shares of capital stock of the Company owned of record by the Stockholder as of the date of this Proxy, which shares are specified on the final page of this Proxy, and (ii) any and all other shares of capital stock of the Company which the Stockholder may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares at any time prior to the Termination Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith, by and between Purchaser and the Stockholder, and is granted in consideration of Purchaser entering into that certain Asset Purchase Option Agreement (the "Option Agreement") which provides, upon the terms and subject to the conditions set forth therein, the Purchaser the right to purchase from the Company substantially all of the assets of the Company (the "Acquisition") then existing or thereafter acquired through the date of the exercise of the Option (as defined in the Option Agreement) for the purchase price described in the Purchase Agreement (as defined in the Option Agreement) attached thereto, between the Purchaser, its wholly-owned subsidiary, and the Company. As used herein, the term "Termination Date" shall mean the earlier to occur of the date (i) the Acquisition shall become effective in accordance with the terms and provisions of the Purchase Agreement, or (ii) the Option Agreement terminates in accordance with its terms without the exercise of the Option.

         The attorney and proxy named above, is hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 141 of the Delaware General Corporation Law), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting: (i) in favor of approval and adoption of the Acquisition and the Purchase Agreement and in favor of any matter that could reasonably be expected to facilitate the Acquisition, (ii) against any proposal for any Acquisition Transaction, other than the Acquisition, between the Company and any person or entity (other than Purchaser or a wholly-owned subsidiary of Purchaser) and (iii) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Option Agreement or Purchase Agreement or which could result in any



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of the conditions to the consummation of the Acquisition under the Option
Agreement or Purchase Agreement not being fulfilled.









                           [Signature page to follow]



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         This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

Dated:  November 23, 2005
                                              /s/ Louis R. Matson
                                 ----------------------------------------------
                                           (Signature of Stockholder)

                                                Louis R. Matson
                                 ----------------------------------------------
                                          (Print Name of Stockholder)


                                 Number of shares of common stock of the
                                 Company owned of record as of the date
                                 of this proxy:

                                                  5, 732,000
                                 ----------------------------------------------

                                 Number of shares of preferred stock of the Company owned of record as of the date of this proxy:

                                                      0